                                                                    EXHIBIT 10.1


                     AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

         THIS AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Agreement") is entered into as of the 20th day of March, 1996 by and between MEDICAL ALLIANCE, INC., a Texas corporation ("Borrower"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender").

                              W I T N E S S E T H:

         1. Borrower and Lender entered into that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1995 (the "Original Loan Agreement"), pursuant to which Lender provided to Borrower a revolving credit facility and a term loan facility upon the terms and subject to the conditions set forth in the Original Loan Agreement.

         2. Borrower has requested that Lender increase the amount and extend the term of the revolving credit facility, provide to Borrower an additional term loan facility, and modify certain other provisions contained in the Original Loan Agreement.

         3. Lender and Borrower desire, and have agreed, to amend and restate the Original Loan Agreement in its entirety pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1

                              DEFINITION OF TERMS

         1.01. Definitions. As used in this Agreement, all exhibits and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the section or recital referred to below:

         "Advance" shall mean the disbursement by Lender of a sum or sums lent to Borrower pursuant to this Agreement.

         "Agreement" shall mean this Amended and Restated Revolving Credit and Term Loan Agreement, including the schedules and exhibits hereto, as the same may be renewed, extended or modified from time to time.

         "Affiliate" of any Person shall mean any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person.

         "Base Rate" shall mean the variable rate of interest established from time to time by Lender as its "prime rate" of interest (which rate of interest is a general reference rate and may not be the lowest rate charged by Lender on similar loans). Each change in the Base Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Base Rate.

         "Borrowing Base" shall mean, as of any date, seventy-five percent (75%) of aggregate Eligible Receivables.

         "Borrowing Base Report" shall mean, as of any date of preparation, a certificate in the form of Exhibit H attached hereto prepared, duly executed and certified by a duly elected officer of Borrower showing the Borrowing Base as determined by Borrower (which shall be subject to adjustment or modification to the satisfaction of Lender) as of the date thereof, and which shall be in form and substance acceptable to Lender.

         "Business Day" shall mean any day other than a Saturday, Sunday or day on which national banks are authorized to be closed under the laws of the state of Texas.

         "Cash Interest Expense" shall mean, for Borrower and its Subsidiaries for any period, total interest expense in respect of Indebtedness actually paid or that is payable during such period, including, without limitation, all commissions, discounts and other fees and charges with respect to letters of credit, but excluding interest expense not payable in cash, all as determined in accordance with GAAP.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and all regulations promulgated and rulings issued thereunder.

         "Collateral Documents" shall mean all security agreements, pledge agreements, guaranty agreements and other agreements or documents executed or delivered to secure repayment of the Obligation or any part thereof

         "Consolidated Adjusted Net Income" shall mean, for any period, consolidated net earnings (after income taxes) of Borrower and its Subsidiaries, but excluding extraordinary gains, including gains due to (a) sales or write-up of assets, (b) earnings of any Person newly acquired, if earned prior to acquisition, or (c) acquisition of any securities of Borrower or a Subsidiary.

         "Consolidated Funded Debt" shall mean, for Borrower and its Subsidiaries, the sum of the following (without duplication): (a) all Indebtedness which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of Borrower and its Subsidiaries;
(b) all Indebtedness outstanding under a credit agreement providing for borrowings over a period of more than one year (including indebtedness created within one year of the maturity date); (c) the principal portion of all obligations in respect of capital leases; and (d) all obligations under all Guaranties.

         "Consolidated Tangible Net Worth" shall mean the total shareholder's equity of Borrower and its Subsidiaries, less the aggregate book value of Intangible Assets.

         "Contract Rate" shall mean (a) with respect to the Revolving Note, the rate set forth in Section 3.02(b) hereto, (b) with respect to the Term Note, the rate set forth in Section 3.03(b), and (c) with respect to the Term B Note, the rate set forth in Section 3.04(b).

         "Current Maturities of Long-Term Debt" shall mean, as of any date, the aggregate amount of all regularly scheduled principal payments of all outstanding Indebtedness of Borrower and its Subsidiaries that are due and payable within twelve (12) months of such date.

         "Current Maturity Coverage Ratio" shall mean, as of any date, the ratio of (a) Consolidated Adjusted Net Income for the twelve (12) month period ending on the date of determination plus all non-cash items reducing Consolidated Adjusted Net Income, less all non-cash items increasing Consolidated Adjusted Net Income, to (b) Current Maturities of Long-Term Debt.

         "Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.

         "Dividends" in respect of any corporation, shall mean (i) cash distributions or other distributions on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class, and (ii) other payments or transfers made in respect of the redemption, repurchase or acquisition of such stock.

         "EBITDA" shall mean for any period, for Borrower and its Subsidiaries, the sum of (a) Consolidated Adjusted Net Income, plus (b) depreciation and amortization expense, plus (c) Cash Interest Expense, plus (d) federal, state, local and foreign income taxes deducted from Consolidated Adjusted Net Income in accordance with GAAP.

         "Eligible Receivables" shall mean only Receivables arising out of bona fide sales made by Borrower or any Subsidiary in the ordinary course of business, to the extent such Receivables are not in dispute and unless deemed ineligible by a good faith reasonable determination by Lender. No Receivable shall be an Eligible Receivable if (a) the invoice date for such receivable is more than ninety (90) days prior to the date of determination of Eligible Receivables, (b) if Lender reasonably believes that such Receivable may not be paid because of the account debtors' financial inability to pay or because the account debtor has disputed liability, asserted any right of setoff, or has made a claim with respect to, such Receivable, other than as a minimal adjustment in the ordinary course of business and in accordance with regular commercial practice, (c) any such account has been placed with an attorney or collection agency, (d) the balance due on such Receivable represents the consignment of goods or any advancement of goods for which the sale is not final, (e) the account debtor on any such Receivable is also a supplier or creditor of Borrower or any Subsidiary and such account debtor has not by written agreement subordinated its rights of setoff to the rights of Lender to the satisfaction of Lender, (f) the Receivable is not subject to perfected, first priority security interest in favor of Lender, (g) the account debtor is not located within the United States or is the United States government or any tribunal thereof unless appropriate assignment of claims are executed in advance, (h) the collection of such Receivable is, in Lender's reasonable credit judgment, otherwise insecure, or (i) such Receivable arises out of a contract with, or order from, an account debtor that, by its terms, forbids or makes void or unenforceable the assignment by Borrower or any Subsidiary to Lender of the Receivable arising with respect thereto. A Receivable which is at any time an Eligible Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Receivable.

         "Environmental Laws" shall mean any law pertaining to air, emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, industrial hygiene, or other environmental, health or safety matters or conditions on, under or about real property or any portion thereof, and similar laws of any Governmental Authority having jurisdiction over real property as such laws may be amended or supplemented from time to time, and regulations promulgated and rulings issued pursuant to such laws.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" shall mean any Subsidiary or trade or business (whether or not incorporated) which is a member of a group of which Borrower is a member and which is under common control with Borrower within the meaning of
Section 414 of the Code.

         "Event of Default" shall have the meaning set forth in Section 9.01.

         "Fixed Charges" shall mean, for any period for Borrower and its Subsidiaries, the sum of (a) Cash Interest Expense (including the interest component of any capital leases), and (b) operating lease expenses.

         "GAAP" shall mean those generally accepted accounting principles and practices, applied on a consistent basis, which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board and the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

         "Governmental Authority" shall mean, with respect to any Person, any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over such Person or any of its business, operations or properties.

         "Guarantors" shall mean (a) all present and future Subsidiaries of Borrower, and (b) Paul Herchman, and "Guarantor" shall mean any one of the Guarantors.

         "Guaranty" of any Person shall mean any contract or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including agreements to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof; except that "Guaranty" shall not include endorsements, in the ordinary course of business, of negotiable instruments or documents for deposit or collection.

         "Hazardous Material" shall mean any hazardous, toxic, or dangerous waste, substance or material defined as such in or for the purpose of any Environmental Law.

         "Indebtedness" shall mean, with respect to any Person, all indebtedness, obligations and liabilities of such Person, including without limitation (a) all "liabilities" which would be reflected on a balance sheet of such Person, (b) all obligations of such Person in respect of any Guaranty, letter of credit or bankers' acceptance, (c) all obligations of such Person in respect of any lease (whether operating or capital), (d) all obligations, indebtedness and liabilities secured by any lien or any security interest on any property or assets of such Person, and (e) any obligation to redeem or repurchase any of such Person's capital stock, warrants or stock equivalents.

         "Intangible Assets" of any Person shall mean those assets of such Person which are (a) deferred assets, other than prepaid insurance and prepaid taxes, (b) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar assets which would be classified as intangible assets on a balance sheet of such Person, (c) unamortized debt discount and expense, and (d) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

         "Investment" in any Person shall mean any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Indebtedness of such Person, or the subordination of any claim against such Person to other Indebtedness of such Person.

         "Lien" shall mean any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise.

         "Loans" shall mean the Revolving Loan, the Term A Loan, and the Term B Loan, and "Loan" shall mean any of the Revolving Loan, the Term A Loan or the Term B Loan.

         "Loan Documents" shall mean this Agreement, the Notes, the Collateral Documents and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any renewals, extensions, amendments or supplements thereto) or certificates at any time executed or delivered pursuant to the terms of this Agreement.

         "Material Adverse Effect" shall mean any material adverse changes in, or effect upon, (a) the validity, performance or enforceability of any Loan Documents, (b) the financial condition or business operations of Borrower, any Subsidiary or Guarantor, or (c) the ability of Borrower to fulfill its obligations under the Loan Documents.

         "Maximum Rate" shall mean the highest nonusurious rate of interest (if any) permitted from day to day by applicable law. Lender hereby notifies and discloses to Borrower that, for purposes of Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate" ceiling from time to time in effect as limited by article 5069-1.04(b); provided, however, that to the extent permitted by applicable law, Lender reserves the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Borrower.

         "Notes" shall mean the Revolving Credit Note, the Term Note, and the Term B Note, and "Note" shall mean any of the Revolving Note, the Term Note or the Term B Note.

         "Notice of Borrowing" shall mean (a) with respect to the Revolving Loan, a notice in the form of Exhibit B, and (b) with respect to the Term Loans, a notice in the form of Exhibit C.

         "Obligation" shall mean all present and future indebtedness, obligations, and liabilities and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Lender by Borrower, whether arising pursuant to any of the Loan Documents, or otherwise, and all renewals and extensions thereof, together with all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof.

         "Original Loan Agreement" shall have the meaning set forth in the recitals of this Agreement.

         "Person" shall include an individual, corporation, joint venture, general or limited partnership, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

         "Permitted Dividends" shall mean Dividends in respect of Borrower's Class A Preferred Stock issued and outstanding as of June 29, 1995, payable on June 30 of each year, not to exceed in the aggregate per year the lesser of (a) $0.20 per share, and (b) $87,000.00.

         "Permitted Liens" shall mean (a) Liens in favor of Lender to secure the Obligation, (b) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation), unemployment insurance, pensions, or social security programs,
(c) Liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehousemen's and other like Liens arising in the ordinary course of business, securing Indebtedness whose payment is not yet due, (d) Liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income, profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate reserves are maintained in accordance with GAAP,
(e) good faith deposits in connection with leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure (or in lieu of ) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs, duties or other similar charges, (f) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such encumbrances do not impair the use of such property for the uses intended, and none of which is violated by existing or proposed structures or land use, and
(g) the capital leases and Liens evidenced by the financing statements listed on Exhibit I.

         "Permitted Subordinated Debt" shall mean Indebtedness of Borrower that is subordinated to the Obligation pursuant to a written agreement containing terms, conditions and subordination provisions acceptable to Lender, including, without limitation, a provision stating that upon the occurrence and during the continuance of an Event of Default under this Agreement or the Loan Documents, no payments of principal or interest shall be made on or with respect to such Indebtedness, or any renewals or extensions thereof.

         "Plan" shall mean an employee benefit plan or other plan maintained by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, as amended.

         "Potential Default" shall mean the occurrence of any event which with passage of time or giving of notice or both could become an Event of Default.

         "Receivables" shall mean all present and future (a) accounts, receivables, contract rights, chattel paper, documents, tax refunds, or payments of, or owned by, Borrower or any Subsidiary, (b) insurance proceeds, patent rights, license rights, rights to refunds or indemnification, and other general intangibles of every kind or nature of, or owned by, Borrower or any Subsidiary, and (c) all forms of obligations whatsoever owing to Borrower or any Subsidiary together with all instruments and all documents of title representing any of the foregoing and all right, title, and interest in, and all securities and guaranties with respect to, each Receivable.

         "Revolving Loan" shall mean the revolving credit loan made or to be made hereunder to Borrower by Lender pursuant to Section 2.01.

         "Revolving Note" shall mean the Revolving Credit Note executed by Borrower and delivered pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof, which note is in renewal, extension, modification and increase of that certain Revolving Credit Note dated June 29, 1995, executed by Borrower and payable to the order of Lender in the original principal amount of $250,000.00.

         "Scheduled Termination Date" shall mean May 30, 1997.

         "Subsidiary" shall mean any corporation of which more than fifty percent (50%) (in number of votes) of the issued and outstanding securities having ordinary voting power for the election of at least a majority of the directors is owned or controlled, directly or indirectly, by Borrower, any Subsidiary or any combination thereof, including, without limitation, those listed on Exhibit A.

         "Temporary Cash Investment" shall mean any Investment (i) in direct obligations of the United States of America or any agency thereof, or obligations fully guaranteed by the United States of America or any agency thereof, provided that such obligations mature within one year of the date of acquisition thereof, (ii) commercial paper rated in the highest grade by two or more national credit rating agencies and maturing not more than 180 days from the date of creation thereof, and (iii) time deposits with, and certificates of deposit and bankers' acceptances issued by, Lender or any United States bank having capital surplus and undivided profits aggregating at least $1,000,000,000.

         ""Termination Date" shall mean the earlier of (i) the Scheduled Termination Date, or (ii) the date Lender's commitment to fund Advances hereunder is terminated pursuant to Section 9.02.

         "Term A Loan" shall mean the term loan made or to be made to Borrower by Lender pursuant to Section 2.02.

         "Term B Loan" shall mean the term loan made or to be made to Borrower by Lender pursuant to Section 2.03.

         "Term Loans" shall mean the Term A Loan and the Term B Loan, and "Term Loan" shall mean either the Term A Loan or the Term B Loan.

         "Term Note" shall mean the Term Note dated June 29, 1995, executed by Borrower and payable to the order of Lender in the original principal amount of $1,750,000.00, and delivered pursuant to the terms of the Original Loan Agreement, together with any renewals, extensions or modifications thereof.

         "Term B Note" shall mean the Term Note executed by Borrower and payable to the order of Lender in the original principal amount of $2,000,000.00, and delivered pursuant to the terms of this Agreement, together with any renewals, extensions or modifications thereof.

         "Term Notes" shall mean the Term Note and the Term B Note, and "Term Note" shall mean either the Term Note or the Term B Note.

         1.02. Accounting Terms. As used in this Agreement, and in the Note, and in any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.01, and accounting terms partly defined in Section 1.01 to the extent not defined, shall have, as of any date, the respective meanings given to them under

GAAP and all references to balance sheets or other financial statements shall mean such statements, prepared in accordance with GAAP as of such date.

         1.03. Rules of Construction. When used in this Agreement: (a) "or" is not exclusive; (b) a reference to a law includes any amendment or modification to such law; (c) a reference to a Person includes its permitted successors and permitted assigns; (d) except as provided otherwise, all references to the singular shall include the plural and vice versa; (e) except as provided in this Agreement, a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (f) all references to Sections shall be to Sections of this Agreement, unless otherwise indicated; (g) all Exhibits to this Agreement shall be incorporated into this Agreement; (h) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation;" and (i) except as otherwise provided herein, in the computation of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each mean "to but excluding."


                                   SECTION 2

                  THE REVOLVING CREDIT LOAN AND THE TERM LOANS

         2.01. The Revolving Credit Loan and Revolving Credit Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to extend to Borrower, from the date hereof through the Termination Date, a revolving line of credit which shall not exceed at any one time outstanding the lesser of
(a) $500,000.00, and (b) the Borrowing Base (the "Revolving Credit Commitment"). Within the limits of this Section 2.01, during such period, Borrower may borrow, repay and reborrow in accordance with this Agreement. Borrower shall have the right, upon three (3) Business Days' prior written notice to Lender, to permanently reduce the unutilized portion of the Revolving Credit Commitment; provided that any partial reduction shall be in the minimum amount of $25,000.00 or a greater integral multiple thereof.

         2.02. The Term A Loan and Term A Loan Credit Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to extend to Borrower, a term loan in multiple advances from June 29, 1995 through the Second Conversion Date (defined below), which shall not exceed in the aggregate $1,750,000.00 (the "Term A Loan Commitment"). Borrower may not borrow, repay and reborrow any portion of the Term A Loan. The lesser of (a) the aggregate amount of all Advances under the Term A Loan made between June 29, 1995 and the earlier to occur of (i) October 31, 1995, and (ii) the date in which Advances under the Term A Loan initially exceed $1,100,000.00 (such date being the "Initial Conversion Date"), and (b) $1,100,000.00, is referred to herein as the "Initial Funding Amount." The aggregate amount of all Advances under the Term A Loan in excess of the Initial Funding Amount made between the Initial Conversion Date and the earlier to occur of (i) May 15, 1997, and (ii) the date in which Advances under the Term A Loan initially equal or exceed the Term A Loan Commitment

(such date being the "Second Conversion Date") is referred to herein as the "Second Funding Amount."

         2.03. The Term B Loan and Term B Loan Credit Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to extend to Borrower a term loan in multiple advances from the date hereof through the Termination Date, which shall not exceed in the aggregate $2,000,000.00 (the "Term Loan Commitment"). Borrower may not borrow, repay and reborrow any portion of the Term B Loan.

         2.04.   Manner of Borrowing.

                 (a) Notice of Borrowing. Borrower shall give Lender a Notice of Borrowing on or before 10:00 a.m. (Dallas, Texas time) on any day an Advance under the Revolving Note or the Term Loans is requested and shall specify the aggregate amount and requested date of such Advance.

                 (b) Minimum Advances. Each Advance under the Notes shall be in an amount of $25,000.00 or a greater integral thereof.

                 (c) Funding. Subject the terms and conditions in this Agreement, not later than 2:00 p.m., Dallas, Texas time, on the date specified, subject to the terms and conditions of this Agreement, Lender shall make available to Borrower, at Lender's offices in Dallas, Texas, the amount of a requested Advance in immediately available funds.


                                   SECTION 3

                      FEES, NOTES, INTEREST, AND PAYMENTS

         3.01. Commitment Fees. In connection with the Original Loan Agreement, Borrower has paid to Lender a commitment fee equal to $30,000.00.
In addition, Borrower agrees to pay to Lender, on or before the date hereof, a commitment fee equal to $10,000.00. Borrower also agrees to pay Lender a commitment fee of one-half of one percent (.5%) per annum on the daily unused portion of the Revolving Credit Commitment. Such commitment fee shall be payable quarterly in arrears on the fifteenth (15th) day of each August, November, February and May, commencing May 15, 1996, and continuing regularly thereafter so long as the Revolving Credit Commitment is in effect, and shall also be payable at the maturity of the Revolving Note and upon any earlier date of termination of the Revolving Credit Commitment. Borrower acknowledges that the commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Lender for committing to make funds available to Borrower as described herein and for no other purposes.

         3.02.   Revolving Note and Note Payments.

                 (a) Note. The Advances made under Section 2.01 by Lender shall be evidenced by the Revolving Note in form and substance satisfactory to Lender executed by Borrower, which Revolving Note shall (i) be dated the date hereof, (ii) be in the amount of $500,000.00, (iii) be payable to the order of Lender, and (iv) bear interest in accordance with Section 3.02(b).

                 (b) Interest Rate. The unpaid principal of the Revolving Note shall bear interest from the date of advance to maturity at a rate per annum which shall from day to day be equal to the lesser of:
         (i) the Base Rate in effect from day to day plus one-half of one percent (0.5%), or (ii) the Maximum Rate. Overdue principal and interest on the Revolving Note shall bear interest, to the extent permitted by applicable law, at a rate per annum equal to the Maximum Rate.

                 (c)      Payments.

                          (1) Principal and Interest. The unpaid principal of the Revolving Note, and all accrued but unpaid interest thereon, shall be due and payable on the Termination Date. Interest on the unpaid principal Of the Revolving Note shall also be due and payable monthly as it accrues on the fifteenth (15th) day of each month, commencing April 15, 1996, and on the Termination Date.

                          (2) Optional Prepayments. Borrower shall have the right, from time to time, to prepay the Revolving Note, in whole or in part, without premium or penalty, upon the payment of accrued interest on the amount prepaid to and including the date of payment; provided, however, that partial prepayments of principal shall be in an amount equal to $25,000.00 or any greater integral multiple thereof (or, if less, the unpaid principal of the Revolving Note).
         Prepayments of the Revolving Note shall not reduce the Revolving Credit Commitment.

                          (3) Mandatory Prepayments. Notwithstanding anything contained herein or in the Revolving Note to the contrary, if at any time the outstanding principal balance of the Revolving Note and all accrued unpaid interest thereon exceeds the Borrowing Base, Borrower shall immediately prepay the Revolving Note, in immediately available funds, in an amount equal to such excess balance.

         3.03.   Term Note and Note Payments.

                 (a) Note. The Advances made under Section 2.02 by Lender shall be evidenced by the Term Note executed by Borrower, which Term Note (i) is dated June 29, 1995, (ii) is in the amount of $1,750,000.00, (iii) is payable to the order of Lender, and (iv) bears interest in accordance with Section 3.03(b).

                 (b) Interest Rate. The unpaid principal of the Term Note shall bear interest from the date of advance to maturity at a rate per annum which shall from day to day be equal to the lesser of. (i) the Base Rate in effect from day to day plus one and one-half percent (1.5%); or (ii) the Maximum Rate. Overdue principal and interest on the Term Note shall bear interest, to the extent permitted by applicable law, at a rate per annum equal to the Maximum Rate.

                 (c)      Payments.

                          (1) Interest. Interest on the unpaid principal of the Term Note shall be due and payable monthly on the fifteenth
         (15th) day of each month, commencing July 15, 1995, and at maturity.

                          (2) Principal. The unpaid principal of the Term Note shall be due and payable as follows: (i) the Initial Funding Amount shall be due and payable in thirty-six (36) equal monthly installments, each in an amount equal to the Initial Funding Amount divided by thirty-six (36), commencing on the fifteenth (15th) day of the month immediately following the Initial Conversion Date, and thereafter on the fifteenth (15th) day of each succeeding calendar month; and (ii) the Second Initial Funding Amount shall be due and payable in thirty-six (36) equal monthly installments, each in an amount equal to the Second Funding Amount divided by thirty-six (36), commencing on the fifteenth (15th) day of the month immediately following the Second Conversion Date, and thereafter on the fifteenth
         (15th) day of each succeeding calendar month.

                          (3) Optional Prepayments. Borrower shall have the right, from time to time, to prepay the Term Note, in whole or in part, without: premium or penalty, upon the payment of accrued interest on the amount prepaid to and including the date of payment; provided, however, that partial prepayments of principal shall be in an amount equal to $25,000.00 or any greater integral multiple thereof (or, if less, the unpaid principal of the Term Note).

         3.04.   Term B Note and Note Payments.

                 (a) Note. The Advances made under Section 2.03 by Lender shall be evidenced by the Term B Note in form and substance satisfactory to Lender executed by Borrower, which Term B Note shall
         (i) be dated the date hereof, (ii) be in the amount of $2000,000.00;
         (iii) be payable to the order of Lender, and (iv) bear interest in accordance with Section 3.04(b).

                 (b) Interest Rate. The unpaid principal of the Term B Note shall bear interest from the date of advance to maturity at a rate per annum which shall from day to day be equal to the lesser of.
         (i) the Base Rate in effect from day to day plus three-quarters of one percent (.75%); or (ii) the Maximum Rate. Overdue principal and interest on the Term B Note shall bear interest, to the extent permitted by applicable law, at a rate per annum equal to the Maximum Rate.

                 (c)      Payments.

                          (1) Interest. Interest on the unpaid principal of the Term B Note shall be due and payable monthly on the fifteenth
         (15th) day of each month, commencing April 15, 1996, and at maturity.

                          (2) Principal. The unpaid principal of the Term B Note shall be due and payable as follows: (i) in thirty-five (35) equal monthly installments, each in an amount equal to the unpaid principal balance of the Term B Note as of the Scheduled Termination Date divided by thirty-six (36), commencing on June 15, 1997, and thereafter on the fifteenth (15th) day of each succeeding calendar month through and including April 15, 2000; and (ii) in one (1) final installment, on May 15, 2000, in the amount of the unpaid principal balance of, and interest on, the Term B Note.

                          (3) Optional Prepayments. Borrower shall have the right, from time to time, to prepay the Term B Note, in whole or in part, without premium or penalty, upon the payment of accrued interest on the amount prepaid to and including the date of payment; provided, however, that partial prepayments of principal shall be in an amount equal to $25,000.00 or any greater integral multiple thereof (or, if less, the unpaid principal of the Term B Note).

         3.05.   Interest and Payments in General.

                          (1) Manner and Application of Payments. All payments and prepayments by Borrower on account of principal, interest, and fees hereunder shall be made in immediately available funds. All such payments shall be made to Lender at its principal office in Dallas, not later than 12:00 noon, Dallas, Texas time, on the date due and funds received after that hour shall be deemed to have been received by Lender on the next following Business Day. If any payment is scheduled to become due and payable on a day which is not a Business Day, such payment shall instead become due and payable on the immediately following Business Day and interest on the principal portion of such payment shall be payable at the then applicable rate during such extension. All payments made on the Notes shall be applied first to accrued interest and then to principal (in the inverse order of maturity in the case of prepayments).

                          (2) Computation of Interest and Fees. Interest on the Notes and the fees shall be calculated on the basis of a year of 360 days for the actual number of days (including the first but excluding the last) elapsed, unless the Maximum Rate shall be in effect, in which case on the basis of a year of 365 or 366 days, as the case may be.

                          (3) Recapture Rate. If the applicable Contract Rate ever exceeds the Maximum Rate thereby causing the interest charged under any Note to be limited to the

         Maximum Rate, then any subsequent reductions in the applicable Contract Rate shall not reduce the rate of interest charged under such Note below the Maximum Rate until the total amount of interest accrued on such Note equals the amounts of interest that would have accrued thereon if the applicable Contract Rate had at all times been in effect.


                                   SECTION 4

                           COLLATERAL AND GUARANTIES

         4.01. Collateral. To secure the performance of Borrower of the payment and performance of the Obligation, Borrower and its Subsidiaries shall grant to Lender a perfected, first priority, Lien in all of the assets of Borrower and its Subsidiaries, now owned or hereafter acquired, subject only to Permitted Liens, including all current and future Receivables, inventory, equipment, machinery, equipment, fixtures, instruments, documents, contract rights, general intangibles, of Borrower and its Subsidiaries, including, without limitation, all of Borrower's and its Subsidiaries' trademarks, tradenames, copyrights, patents, goodwill and other intangible assets, now owned or hereafter acquired.

         4.02. Guaranties. Payment of the Loans shall be unconditionally guaranteed by Guarantors.


                                   SECTION 5

                              CONDITIONS PRECEDENT

         5.01. Initial Advance. The obligation of Lender to make its initial Advance under the Revolving Loan or the Term Loans is subject to the conditions precedent that, on or before the date of such Advance, (a) Borrower shall have paid to Lender (i) all fees to be received by Lender pursuant to this Agreement or any other Loan Document, and (ii) an amount equal to the estimated costs and out-of-pocket expenses of Lender's counsel incurred in connection with the preparation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, and (b) Lender shall have received duly executed copies of each of the documents listed on Exhibit D, each in form and substance satisfactory to Lender.

         5.02. All Advances. The obligation of Lender to make any Advance under this Agreement (including the initial Advance) shall be subject to the conditions precedent that, as of the date of such Advance and after giving effect thereto: (a) there exists no Potential Default or Event of Default; (b) no change that would cause a Material Adverse Effect has occurred since the date of the financial statements referenced in Section 6.06; (c) Lender shall have received from Borrower a Notice of Borrowing dated as of the date of such Advance and all of the statements contained in such Notice of Borrowing shall be true and correct; (d) the representations and warranties contained in each of the Loan Documents shall be true in all material respects as though made on the date of such Advance; and (e) the Maximum Rate exceeds the Contract Rate.


                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES

         To induce Lender to make the Loans hereunder, Borrower represents and warrants to Lender that:

         6.01. Organization and Good Standing. Each of Borrower and its Subsidiaries is a corporation duly organized and in good standing under the laws of the state of its incorporation, is duly qualified as a foreign corporation and in good standing in all states in which it is doing business, except where the failure to so qualify would not have a Material Adverse Effect, has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged in each jurisdiction in which it operates and is or will be qualified in those states wherein it proposes to transact business in the future, except where the failure to so qualify could not have a Material Adverse Effect.

         6.02. Authorization and Power. Each of Borrower, its Subsidiaries, and the Guarantors has full power and authority to execute, deliver and perform the Loan Documents to be executed by such Person, all of which has been duly authorized by all proper and necessary corporate action.

         6.03. No Conflicts or Consents. Neither the execution and delivery of the Loan Documents, nor the consummation of any of the transactions therein contemplated, nor compliance with the terms and provisions thereof, will contravene or materially conflict with any provision of law, statute or regulation to which Borrower or any Subsidiary is subject, any judgment, license, order or permit applicable to Borrower or any Subsidiary, any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument binding on Borrower or any Subsidiary or any provision of the charter or bylaws of Borrower or any Subsidiary, except where such contravention or conflict could not have a Material Adverse Effect. Other than consents, approvals, authorizations or orders that have been obtained, no consent, approval, authorization or order of any court, Governmental Authority, stockholder or third party is required in connection with the execution, delivery or performance by Borrower or any Subsidiary of any of the Loan Documents.

         6.04. Enforceable Obligations. The Loan Documents have been duly executed and delivered by Borrower, its Subsidiaries, and each Guarantor, as appropriate, and are the legal and binding obligations of Borrower, its Subsidiaries, and each Guarantor, as appropriate, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

         6.05. No Liens. Except for the Permitted Liens, all of the properties and assets of Borrower and its Subsidiaries are free and clear of all Liens and other adverse claims of any nature, and such Persons have good and indefeasible title to such properties and assets.

         6.06. Financial Condition. Borrower has delivered to Lender copies of the financial statements of Borrower and its Subsidiaries, as of December 31, 1995, and of Paul Herchman as of March 17, 1995; such financial statements are true and correct, fairly represent the respective financial condition of Borrower, its Subsidiaries and Paul Herchman as of such date and have been prepared in accordance with GAAP; as of the date hereof, there are no obligations, liabilities or Indebtedness (including contingent and indirect liabilities) of Borrower, any of its Subsidiaries or Paul Herchman which are material and are not reflected in such financial statements; no Material Adverse Effect has occurred since the date of such financial statements.

         6.07. Full Disclosure. There is no fact known to Borrower that Borrower has not disclosed to Lender which could have a Material Adverse Effect. No certificate or statement delivered by Borrower to Lender in connection with this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading.

         6.08. No Potential Default. No event has occurred and is continuing which constitutes a Potential Default or an Event of Default.

         6.09. Material Agreements. Neither Borrower nor any of its Subsidiaries is in default in any material respect under any contract or agreement to which it is a party or by which any of its properties is bound, except where such default could not have a Material Adverse Effect.

         6.10. No Litigation. Except as disclosed in writing to Lender, there are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower or any of its Subsidiaries that could, if adversely determined, have a Material Adverse Effect.

         6.11. Use of Proceeds; Margin Stock. The proceeds of the Loans will be used by Borrower solely for the purposes specified in the preamble. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulations. If requested by Lender, Borrower will furnish to Lender a statement in conformity with the requirements of the Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect. No part of the proceeds of the Loans will be used for any purpose which violates, or is inconsistent with, the provisions of Regulation X.

         6.12. Taxes. All tax returns required to be filed by Borrower or any Subsidiary in any jurisdiction have been filed and all taxes (including mortgage recording taxes), assessments, fees and other governmental charges upon Borrower or any Subsidiary or upon any of its or their properties, income or franchises have been paid except for taxes being contested in good faith by appropriate proceedings diligently projected and as to which adequate reserves have been established in accordance with GAAP.

         6.13. Principal Office, Etc. The principal office, chief executive office and principal place of business of Borrower and each Subsidiary is as set forth on Exhibit E attached hereto. Borrower and each Subsidiary maintain their principal records and books at such addresses.

         6.14. Compliance with Law. Borrower and its Subsidiaries are in compliance with all laws, rules, regulations, orders and decrees (including all Environmental Laws) which are applicable to Borrower or any Subsidiary, or its or their properties, except where noncompliance could not have a Material Adverse Effect.

         6.15. Subsidiaries. Set forth on Exhibit A is a complete and accurate list of all Subsidiaries as of the date hereof, showing as of such date (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock outstanding on the date hereof, the owner of the outstanding shares of each such class owned and the jurisdictions in which such Subsidiary is qualified to do business as a foreign corporation. All of the outstanding capital stock of all Subsidiaries has been validly issued, is fully paid and nonassessable and is owned by Borrower free and clear of all Liens, other than the security interests under the Collateral Documents.

         6.16. Casualties. Neither the business nor the properties of Borrower or any Subsidiary are affected by any environmental hazard, fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

         6.17. Sufficiency of Capital. Borrower and each of its Subsidiaries is, and after consummation of this Agreement and after giving effect to all Indebtedness incurred and Liens created by Borrower and its Subsidiaries in connection herewith will be, solvent.

         6.18. Collateral Documents; Description and Location of Assets. Upon the filing by Lender of all Collateral Documents to be filed or recorded, Lender will have a perfected first priority Lien in all assets and properties of Borrower and each of its Subsidiaries for which perfection may be accomplished by the filing of a financing statement, subject only to Permitted Liens. Borrower and its Subsidiaries, respectively, own no other assets or property (whether real, personal, tangible or intangible) other than as described in the Collateral Documents. All assets of Borrower and such Subsidiary are located at the addresses listed on Exhibit E. Except in the ordinary course of business, no asset of Borrower or any Subsidiary will be kept at any other address.

         6.19. Corporate Name. As of the date hereof, neither Borrower nor any of its Subsidiaries has, during the preceding five (5) years, (a) used any other corporate name or tradename (except for Laser Support Services, Inc.), or
(b) been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

         6.20. Leases. Except for the capital leases set forth on Exhibit I and the real estate and operating leases set forth on Exhibit J, in each case as supplemented from time to time to reflect transactions otherwise permitted hereunder, neither Borrower nor any Subsidiary is the lessee of any real or personal property.

         6.21.   ERISA.  Neither Borrower nor any ERISA Affiliate has any
Plans.

         6.22. Representations and Warranties. Each Notice of Borrowing shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Potential Default or Event of Default exists and that all representations and warranties contained in this Section 6 or in any other Loan Document are true and correct in all material respects on and as of the date the requested Advance is to be made.

         6.23. Labor Matters. There are no controversies pending between Borrower or any Subsidiary and any of their employees which could have a Material Adverse Effect.

         6.24. Burdensome Contracts. Neither Borrower nor any Subsidiary is a party to, or bound by, any contract having a Material Adverse Effect.

         6.25. Licenses. As of the date hereof, Exhibit G contains a list of all licenses of Borrower and its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default under or has otherwise violated the terms of such licenses, the default under or violation of which could have a Material Adverse Effect. As of the date hereof, Borrower has advised Lender, in writing, of all regulatory defects or deficiencies under any state laws applicable to Borrower and its Subsidiaries of which Borrower has been advised or has actual knowledge.

         6.26. Survival of Representations and Warranties. All representations and warranties by Borrower herein shall survive delivery of the Notes and the making of the Loans, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely thereon.

                                   ARTICLE 7

                             AFFIRMATIVE COVENANTS

         So long as Lender has any commitment to make Advances hereunder, and until payment in full of the Obligation, Borrower agrees that (unless Lender shall otherwise consent in writing):

         7.01. Financial Statements, Reports and Documents. Borrower shall deliver to Lender each of the following:

                 (a) Monthly Statements. As soon as available, and in any event within thirty (30) days after the last day of each monthly fiscal period of each fiscal year of Borrower, copies of the consolidated balance sheet of Borrower and its Subsidiaries as of the end of such monthly fiscal period, and statements of income, retained earnings and changes in cash flow of Borrower and its Subsidiaries for that monthly fiscal period and for the portion of the fiscal year ending with such period, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with GAAP, subject to year-end audit adjustments;

                 (b) Annual Statements. As soon as available and in any event on or before May 31 of each fiscal year of Borrower, copies of the consolidated balance sheet of Borrower and its Subsidiaries as of the close of such fiscal year and statements of income, retained earnings and changes in cash flow of Borrower and its Subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) of independent public accountants of recognized national standing selected by Borrower and satisfactory to Lender, to the effect that (i) such consolidated financial statements have been prepared in accordance with GAAP (except for changes in which such accountants concur), (ii) the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (iii) in making their audit, such accountants have not become aware of any condition or event which would constitute a Potential Default or an Event of Default under any of the terms or provisions of this Agreement (insofar as any such terms or provisions pertain to accounting matters) and, if any such condition or event then exists, specifying the nature and period of existence thereof;

                 (c) Compliance Certificate. Within thirty (30) days after the last day of each fiscal month of Borrower hereafter, a certificate, in the form of Exhibit F attached hereto, executed by the chief financial officer or chief executive officer of Borrower, stating that a review of the activities of Borrower during such fiscal quarter has been made under his supervision and that Borrower has performed each and every obligation and covenant contained herein and is not in default under any of the same or, if any such default shall have occurred, specifying the nature and status thereof, and setting forth a computation in reasonable detail as of the end of the period covered by such statements, of compliance with Sections 8.14, 8.15, 8.16, 8.17 and 8.18;

                 (d) Borrowing Base Report and Equipment Summary. Concurrently with the delivery of each of the financial statements pursuant to paragraphs (a) and (b) above, a

         Borrowing Base Report and a summary accounts receivable aging report (and, upon request by Lender, a listing of each Receivable, the account debtor, the age of such Receivable and the amount of such Receivable) and a summary of all equipment of Borrower and each Subsidiary; and

                 (e) Other Information. Such other information concerning the business, properties or financial condition of Borrower, any Subsidiary or any Guarantor as Lender shall reasonably request including audit reports, registration statements or other reports or notices provided to shareholders of Borrower or filed with the Securities and Exchange Commission.

         7.02. Guarantor Statements. Borrower shall cause Paul Herchman to deliver to Lender personal annual financial statements within one hundred and twenty (120) days after the last day of each calendar year, in a form prescribed by Lender or otherwise reasonably acceptable to Lender.

         7.03. Payment of Taxes and Other Indebtedness. Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent,
(ii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might give rise to a Lien upon any of its property, and (iii) all of its other Indebtedness, except as prohibited under the Loan Documents; provided, however, that Borrower and each of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy or claim if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate accruals and cash reserves therefor have been established in accordance with GAAP.

         7.04. Maintenance of Existence and Rights: Conduct of Business. Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its corporate existence and, except where the failure to preserve or maintain could not have a Material Adverse Effect, all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and shall conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations and orders of any Governmental Authority, except where the failure to so conduct business could not have a Material Adverse Effect.

         7.05. Notice of Default. Borrower shall furnish to Lender, immediately upon becoming aware of the existence of any condition or event which constitutes a Potential Default or an Event of Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

         7.06. Other Notices. Borrower shall, and shall cause each of its Subsidiaries to, promptly notify Lender of (i) any material adverse change in its financial condition or its business, (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, where such default could have a

Material Adverse Effect, or any acceleration of the maturity of any Indebtedness owing by Borrower or any Subsidiary, (iii) any material adverse claim against or affecting Borrower or any Subsidiary or any of its Properties, if such claim could have a Material Adverse Effect, and (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting Borrower or any Subsidiary, if such litigation or proceeding could have a Material Adverse Effect.

         7.07. Operations and Properties. Borrower shall, and shall cause each of its Subsidiaries to, (i) act prudently and or in accordance with customary industry standards in managing and operating its assets and properties, and (ii) keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

         7.08. Books and Records, Access. Borrower shall give any representative of Lender access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and relating to its affairs, and to inspect any of the properties of Borrower. Borrower shall, and shall cause each of its Subsidiaries to, maintain complete and accurate books and records of its transactions in accordance with good accounting practices.

         7.09. Compliance with Law. Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable laws, rules, regulations, and all orders of any Governmental Authority, a breach of which could have a Material Adverse Effect.

         7.10. Insurance. Borrower shall, and shall cause each of its Subsidiaries to, keep all insurable property, real and personal, adequately insured at all times in such amounts and against such risks as are customary for Persons in similar businesses operating in the same vicinity, specifically to include a policy of hazard, casualty, fire and extended coverage insurance covering all assets, liability insurance and worker's compensation insurance, in every case under a policy with a financially sound and reputable insurance company and with only such deductibles as are customary, and all (other than worker's compensation insurance) to contain a mortgagee or loss payee clause naming Lender as its interest may appear. Without limiting the foregoing, Borrower shall maintain (a) product liability insurance of at least $1,000,000.00 per occurrence and $3,000,000.00 in the aggregate, and (b) life insurance on the life of Paul Herchman of at least $1,000,000.00.

         7.11. Authorizations and Approvals. Borrower shall, and shall cause each of its Subsidiaries to, promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

         7.12. Further Assurances. Borrower shall, and shall cause each of its Subsidiaries to, make, execute and deliver or file or cause the same to be done, all such notices, additional agreements, mortgages, assignments, financing statements or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents, the obligations of Borrower or any Subsidiary thereunder.

         7.13. Indemnity by Borrower. Borrower shall indemnify, defend and hold harmless Lender and its directors, officers, agents, attorneys, and employees (individually, an "Indemnitee" and collectively, the "Indemnitees") from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which the Indemnitees may become subject arising out of this Agreement and the other Loan Documents other than those which arise by reason of the gross negligence or willful misconduct of Lender, BUT SPECIFICALLY INCLUDING ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY OR EXPENSE ARISING OUT OF THE SOLE OR
CONCURRENT NEGLIGENCE OF LENDER.   Borrower shall also indemnify, protect and
hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, proceedings, costs, expenses (including without limitation all reasonable attorneys' fees and legal expenses whether or not suit is brought), and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against such Indemnitee, with respect to or as a direct or indirect result of the violation by Borrower of any Environmental Law; or with respect to or as a direct or indirect result of Borrower's use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Material on, under, from or about real property. The provisions of and undertakings and indemnifications set forth in this Section 7.13 shall survive (i) the satisfaction and payment of the Obligation in termination of this Agreement, and (ii) the release of any Liens held by Lender on real property or the extinguishment of such Liens by foreclosure or action in lieu thereof.

                                   ARTICLE 8

                               NEGATIVE COVENANTS

         So long as Lender has any commitment to make Advances hereunder, and until payment in full of the Obligation, Borrower agrees that (unless Lender shall otherwise consent in writing):

         8.01. Limitation on Indebtedness. Borrower shall not, and shall not permit any of its Subsidiaries to, incur, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except (i) Indebtedness arising out of this Agreement, (ii) Indebtedness secured by the Permitted Liens (except for liabilities borrowed or guaranteed after the date hereof), (iii) current liabilities for taxes and assessments incurred in the ordinary course of business, (iv) Indebtedness in respect of current accounts payable or accrued (other than for borrowed funds or purchase money obligations) and incurred in the ordinary course of business, provided that all such liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with customary trade terms, (v) Indebtedness in respect of operating leases, provided that the payment obligations thereunder do not exceed $300,000.00 in the aggregate in any year during the term hereof, (vi) Indebtedness of Borrower and its Subsidiaries as reflected in the audited consolidated financial statement of Borrower and its Subsidiaries as of December 31, 1995, (vii) the capital leases set forth on Exhibit I, and (viii) the operating leases set forth on Exhibit J.

         8.02. Negative Pledge. Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, permit or suffer to exist any Lien upon any of its property or assets, now owned or hereafter acquired, except for Permitted Liens.

         8.03. Negative Pledge Agreements. Borrower shall not, and shall permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement or any other Loan Documents) prohibiting the creation or assumption of any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, or the ability of any Subsidiary to make any payments, directly or indirectly, to Borrower by way of dividends, advances, repayments of loans, repayments of expenses, accruals or otherwise.

         8.04. Restrictions on Dividends. Borrower shall not directly or indirectly declare or make, or incur any liability to make, any Dividend, other than Permitted Dividends. Borrower shall not permit any of its Subsidiaries to directly or indirectly declare or make, or incur any liability to make, any Dividend, except Dividends to Borrower.

         8.05. Limitation on Investments. Borrower shall not, and shall not permit any of its Subsidiaries to, make or have outstanding any Investments in any Person, except for Borrower's and its Subsidiaries' ownership of stock of Subsidiaries existing on the date hereof, Temporary Cash Investments and such other "cash equivalent" investments as Lender may from time to time approve in writing. Borrower shall not, and shall not permit any of its Subsidiaries to make any advance of funds to any Person, or have any outstanding advance of funds to any Person, except for loans to officers of Borrower or a Subsidiary not to exceed $5,000.00 individually or $20,000.00 in the aggregate at any time outstanding.

         8.06. Certain Transactions. Borrower shall not, and shall not permit any of the Subsidiaries to, enter into any transaction with, or pay any management fees to, any Affiliate; provided, however, that Borrower and its Subsidiaries may enter into transactions with Affiliates upon terms not less favorable to Borrower and its Subsidiaries than would be obtainable at the time in comparable, arms-length transactions with Persons other than Affiliates.

         8.07. Executive Personnel. Borrower will not, and will not permit any of its Subsidiary to, substantially change its present executive management.

         8.08. Issuance of Shares. Without the prior written consent of Lender, such consent not to be unreasonably withheld, Borrower shall not, and shall not permit any of its Subsidiaries to, issue, sell or otherwise dispose of, any shares of its capital stock or other securities, or rights, warrants or options to purchase or acquire any shares or securities, except for issuances of stock of Borrower (a) pursuant to options held by officers approved by Borrower's Board of Directors prior to June 29, 1995, (b) to employees of Borrower pursuant to an employee stock ownership plan, and (c) pursuant to an initial public offering of Borrower's capital stock.

         8.09. Limitation on Sale of Properties. Borrower shall not, and shall not permit any of its Subsidiaries to (i) sell, assign, exchange, lease or otherwise dispose of any of its properties, rights, assets or business, whether now owned or hereafter acquired, except in the ordinary course of its business and for a fair consideration, or (ii) sell, assign or discount any accounts receivable.

         8.10. Limitation on Subsidiaries. Borrower shall not, and shall not permit any of its Subsidiaries to, form, incorporate, acquire or make any Investment in any Subsidiary, except the Subsidiaries listed on Exhibit A.

         8.11. Liquidation, Mergers, Consolidations and Dispositions of Substantial Assets. Borrower shall not, and shall not permit any of its Subsidiaries to, dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any Person, or sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets or business; provided, however, that the foregoing shall not operate to prevent mergers or consolidations of any Subsidiary into Borrower or a Subsidiary (if such transaction does not reduce the tangible net worth of the survivor), or a sale, transfer or lease of assets by any Subsidiary to Borrower.

         8.12. Lines of Business, Receivables Policy. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any business other than those in which it is presently engaged, or discontinue any of its material existing lines of business. Borrower shall not, and shall not permit any of its Subsidiaries to, make any material change in its credit and collection policies, which change would materially impair the collectibility of the Receivables, or rescind, cancel or modify any Receivable, except in the ordinary course of business.

         8.13. Guaranties. Borrower shall not, and shall not permit any of its Subsidiaries to, become or be liable in respect of any Guaranty.

         8.14. Minimum Consolidated Tangible Net Worth. Borrower shall not permit the sum of (a) Consolidated Tangible Net Worth, plus (b) Permitted Subordinated Debt, at any time during any of the following periods, to be less than $2,500,000.00.

         8.15. Leverage Ratio. Borrower shall not permit, as of the last day of each month during the term hereof, the ratio of (a) all Indebtedness (other than Permitted Subordinated Debt) of Borrower and its Subsidiaries reflected on the balance sheet of Borrower as of such date in accordance with GAAP, to (b) the sum of (i) Consolidated Tangible Net Worth, plus (ii) Permitted Subordinated Debt, to be greater than 2.5 to 1.0.

         8.16. Senior Funded Debt to EBITDA. Borrower shall not permit, as of the last day of each month during the term hereof, the ratio of (a) Consolidated Funded Debt (other than Permitted Subordinated Debt) of Borrower and its Subsidiaries as of such date, to (b) EBITDA for the twelve (12) month period ending on the date of determination, to be greater than 2.0 to 1.0.

         8.17. Current Maturity Coverage Ratio. Borrower shall not permit, the Current Maturity Coverage Ratio, as of the last day of each fiscal quarter of Borrower, commencing on March 31, 1996, during the term of this Agreement, to be less than 1.3 to 1.0.

         8.18. Fixed Charge Coverage Ratio. Borrower shall not permit, as of the last day of each month during the term hereof, the ratio of (a) the sum of Consolidated Adjusted Net Income, plus federal, state, local and foreign income taxes deducted from Consolidated Adjusted Net Income in accordance with GAAP, plus Fixed Charges, to (b) Fixed Charges, in each case for the twelve (12) month period ending on the date of determination, to be less than 1.5 to 1.0.

         8.19. ERISA. Neither Borrower nor any ERISA Affiliate will create any Plan.

         8.20. Subordinated Debt. Borrower shall not amend, waive or in any manner change any terms of any Permitted Subordinated Debt.

                                   ARTICLE 9

                               EVENTS OF DEFAULT

         9.01. Events of Default. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                 (a) Borrower shall fail to pay when due the Obligation or any part thereof, and such failure shall continue for five (5) days after such payment became due; or

                 (b) any representation or warranty made under this Agreement, or any of the other Loan Documents, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made or deemed to have been made; or

                 (c) default shall occur in the performance of any of the covenants or agreements of Borrower, any Subsidiary or any Guarantor contained herein, or in any of the other Loan Documents, and such failure shall continue for thirty (30) days after the occurrence thereof; or

                 (d) default shall occur in the payment of any Indebtedness which individually or in the aggregate exceeds $100,000.00 (other than the Obligation) of Borrower, any Subsidiary or any Guarantor or default shall occur in respect of any note or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein; or

                 (e) any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Person executing the same in accordance with its terms, shall be terminated, become or be declared ineffective or inoperative or cease to provide the respective liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be provided thereby; or Borrower, any Subsidiary or any Guarantor shall deny that such Person has any further liability or obligation under any of the Loan Documents; or

                 (f) Borrower, any Subsidiary or any Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of such Person's assets, (ii) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing; or

                 (g) An involuntary proceeding shall be commenced against Borrower, any Subsidiary or any Guarantor seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, liquidator or other similar official of such Person, or all or substantially all of such Person's assets, and such proceeding shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower, any Subsidiary or any Guarantor or appointing a receiver, custodian, trustee, liquidator or other similar official of such Person, or of all or substantially all of such Person's assets; or

                 (h) any final judgment(s) for the payment of money in excess of the sum of $25,000.00 in the aggregate shall be rendered against Borrower, any Subsidiary or any Guarantor and such judgment(s) shall not be satisfied or discharged at least ten (10) days prior to the date on which any of such Person's assets could be lawfully sold to satisfy such judgment; or

                 (i) any Guarantor of the Obligation shall (if an individual) have died, or shall (if not an individual) have dissolved, merged, reorganized, restructured or consolidated; or

                 (j) any (i) shareholder or shareholders shall, in the aggregate, sell, transfer or convey, directly or indirectly, more than twenty percent (20%) of the issued and outstanding capital stock of Borrower, or (ii) third person who is not a current shareholder of Borrower becomes the beneficial owner of more than twenty percent (20%) of the issued and outstanding capital stock of Borrower.

         9.02. Remedies Upon Event of Default. If any Event of Default shall occur Lender may, without notice (except as provided herein), exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion may deem necessary or appropriate: (i) terminate Lender's commitment to lend hereunder,
(ii) declare the Obligation or any part thereof to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding, (iii) reduce any claim to judgment, or (iv) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 9.01(f) or (g) shall occur, the Obligation shall thereupon become due and payable concurrently therewith, and Lender's obligation to lend shall immediately terminate hereunder, without any further action by Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

         9.03. Performance by Lender. Should Borrower fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Lender may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at its principal office in Dallas, Texas together with interest thereon at the Maximum Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender shall not assume any liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Loan Documents and none of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the management and affairs of Borrower.

                                   ARTICLE 10

                                 MISCELLANEOUS

         10.01. Accounting Reports. All financial reports or projections, furnished by any Person to Lender pursuant to this Agreement shall be prepared in such form and such detail as shall be satisfactory to Lender, shall be prepared on the same basis as those prepared by such Person in prior years and, where applicable, shall be the same financial reports and projections as those furnished to such Person's officers and directors.

         10.02. Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of any Loan Document, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         10.03. Payment of Expenses. Borrower agrees to pay Lender on demand all costs and expenses of Lender (including, without limitation, the reasonable attorneys' fees of Lender's counsel) incurred in connection with the preservation and enforcement of Lender's rights under the Loan Documents, and all reasonable costs and expenses of Lender (including without limitation the reasonable fees and expenses of Lender's counsel) in connection with the negotiation, preparation, execution, delivery and administration of the Loan Documents.

         10.04. Notices. Any communications required or permitted to be given by any of the Loan Documents must be (i) in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown opposite its name on the signature pages hereof. Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted as aforesaid subject to telephone confirmation of receipt; provided, however, that any notice received by Lender after 10:00 a.m. Dallas, Texas time on any day from Borrower pursuant to Section 2.02 or Section
3.02 (with respect to a Notice of Borrowing) shall be deemed for the purposes of such Section to have been given by Borrower on the next succeeding day, or if mailed, on the third day after it is marked as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 10.04.

         10.05. Governing Law. This Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Texas and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Agreement and all of the other Loan Documents.

         10.06. Choice of Forum, Consent to Service of Process and Jurisdiction. Any suit, action or proceeding against Borrower with respect to this Agreement, the Note or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lender in its sole discretion may elect and Borrower hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Lender by registered or certified mail, postage prepaid, to Borrower's address shown opposite its name on the signature pages hereof Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdiction. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Note brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. Any action or proceeding by Borrower against Lender shall be brought only in a court located in Dallas County, Texas.

         10.07. Invalid Provisions. Any provision of any Loan Document held by a court of competent jurisdiction to be illegal, invalid or unenforceable and shall not invalidate the remaining provisions of such Loan Document which shall remain in full force and effect and the effect thereof shall be confined to the provision held invalid or illegal.

         10.08. Maximum Interest Rate. Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect or apply as interest on the Notes any amount in excess of interest calculated at the Maximum Rate, and, in the event that any Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof; and
(iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Notes and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         10.09. Nonliability of Lender. The relationship between Borrower and Lender is, and shall at all times remain, solely that of Borrower and Lender and Lender has no fiduciary or other special relationship with Borrower.

         10.10. Offset. Borrower hereby grants to Lender the right of offset, to secure repayment of the Obligation, upon any and all moneys, securities or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to Lender or its agents, from or for the account of Borrower or any Guarantor, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing.

         10.11. Successors and Assigns. The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations thereunder. Lender reserves the right to sell all or a portion of its interest in the Loan and Lender shall have the right to disclose any information in its possession regarding Borrower, any Subsidiary, any Guarantor or any assets pledged to Lender in connection herewith to any potential transferee of the Loan or any part thereof.

         10.12 Conflicts. If any provisions of the Loan Documents conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

         10.13. Article 15.10(b). Borrower and Lender hereby agree that, except for Section 15.10(b) thereof, the provisions of Art. 5069-15.01 et seq. of the Revised Civil Statutes of Texas, 1925, as amended (regulating certain revolving credit loans and revolving tri-party accounts) shall not apply to the Loan Documents.

         10.14. Entirety. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

         10.15. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

         10.16. Survival. All representations and warranties made by Borrower herein shall survive delivery of the Note and the making of the Loan.

         10.17. Participations. Lender shall have the right to enter into participation agreements with other banks with respect to the Note, and grant participations in the rate of other loan documents but such participation shall not affect the rights and duties of such Lender hereunder vis-a-vis Borrower. Each actual or proposed participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

         10.18. No Third Party Beneficiary. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall any Loan Document or any course of conduct by any party hereto be construed to make or render Lender or any of its officers, directors, agents or employees liable (i) to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or (ii) for debts or claims accruing to any such Persons against Borrower.

         10.19. Capital Adequacy. If, after the date hereof, Lender shall have determined that either (i) the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (ii) compliance by Lender (or any lending office of Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital as a consequence of its or Borrower's obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, within ten (10) days after demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will adequately compensate Lender for such reduction. Lender will promptly notify Borrower of any event of which it has actual knowledge, occurring after the date thereof, which will entitle Lender to compensation pursuant to this Section 10.19. A certificate of Lender claiming compensation under this Section 10.19 and setting forth the additional amount or amounts to be paid to it hereunder, together with the description of the manner in which such amounts have been calculated, shall be conclusive in the absence of manifest error. In determining such amount, Lender may use any reasonable averaging and attribution methods.

         10.20. Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         10.21. Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN

ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC. (D/B/A J.A.M.S./ENDISPUTE) ("JAM.S."), AND THE "SPECIAL RULES" SET FORTH BELOW, IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL, JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION, ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (A) SPECIAL RULES, THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF AGENT'S DOMICILE AT THE TIME OF THE ARBITRATION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE, ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 (B) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY LENDERS OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.
Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDERS OR AGENT HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET-OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. AGENTS AND LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT, AT AGENTS AND LENDERS OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE, NEITHER THIS EXERCISE OF SELF HELP

REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Address for Notice:                        BORROWER:

8200 Springwood Drive                      MEDICAL ALLIANCE, INC.,
Suite 200                                    a Texas corporation
Irving, Texas 75063
Attn:  Mr. Paul Herchman
Telecopy No.: (214) 432-8959               By: /s/ PAUL HERCHMAN
                                               ---------------------------------
                                                   Paul Herchman
                                                   President


Address for Notice:                        LENDER:

901 Main Street, 7th Floor                 NATIONSBANK OF TEXAS, A.
P.O. Box 831000
Dallas, Texas 75283-1000
Attn: Mr. Russell Hartsfield               By: /s/ RUSSELL P. HARTSFIELD
                                               ---------------------------------
Telecopy No. (214) 508-0388                        Russell P. Hartsfield
                                                   Senior Vice President

                                    EXHIBITS

Exhibit A     - Subsidiaries
Exhibit B     - Form of Notice of Borrowing (Revolving Loan)
Exhibit C     - Form of Notice of Borrowing (Term Loan)
Exhibit D     - Closing Documents
Exhibit E     - Principal Office, Chief Executive Office, Principal Place of
                Business and Location of Assets
Exhibit F     - Compliance Certificate
Exhibit G     - Licenses
Exhibit H     - Borrowing Base Report
Exhibit I     - Capital Leases
Exhibit J     - Real Estate Leases

                                   EXHIBIT A

                                  SUBSIDIARIES

                                                       NUMBER OF
                                           CLASS         SHARES                                    FOREIGN
SUBSIDIARY              JURISDICTION     OF SHARES    OUTSTANDING         OWNER OF SHARES       JURISDICTIONS
- ----------              ------------     ---------    -----------         ---------------       -------------
Physicians Marketing        Texas          Common          100           Medical Alliance, Inc.     None
Services, Inc.

MAI Safety Compliance       Texas          Common          100           Medical Alliance, Inc.     None
Services, Inc.

                                   EXHIBIT B

                              NOTICE OF BORROWING
                                (REVOLVING LOAN)

       1. Submission Pursuant To Loan Agreement. This Notice of Borrowing Request is executed and delivered by Medical Alliance, Inc., a Texas corporation ("Borrower"), to NationsBank of Texas, N.A. ("Lender"), pursuant to
Section 2.04 of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of March 20, 1996, between Borrower and Lender (the "Agreement"). Any capitalized terms used and not defined herein shall have the meanings assigned to them in the Agreement.

       2. Request For Borrowing. Borrower hereby requests that Lender make an Advance under the Revolving Loan pursuant to the Agreement as follows:

              (a)    Amount of Advance: ________________
                                   (Minimum of $25,000.00)

              (b)    Date of Advance: ________________

       3. Representations, Warranties and Certifications. Borrower hereby represents, warrants, and certifies to Lender that, as of the date of the Advance requested herein:

              (a)    There exists no Potential Default or Event of Default.

              (b) Borrower has performed and complied with all agreements and conditions contained in the Agreement that are required to be performed or complied with by Borrower.

              (c) The representations and warranties of a continuing nature contained in the Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Advance.

       4. Execution Authorized. This Notice of Borrowing is executed on ________ 19_, by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                            ________________________________________
                            ________________________________________ of
                            MEDICAL ALLIANCE, INC., a Texas corporation

                                   EXHIBIT C

                              NOTICE OF BORROWING
                                  (TERM LOAN)

       1. Submission Pursuant To Loan Agreement. This Notice of Borrowing Request is executed and delivered by Medical Alliance, Inc., a Texas corporation ("Borrower"), to NationsBank of Texas, N.A. ("Lender"), pursuant to
Section 2.04 of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of March 20, 1996, between Borrower and Lender (the "Agreement"). Any capitalized terms used and not defined herein shall have the meanings assigned to them in the Agreement.

       2. Request For Borrowing. Borrower hereby requests that Lender make an Advance under the [Term A Loan] [Term B Loan] pursuant to the Agreement as follows:

              (a)    Amount of Advance: ________________
                                   (Minimum of $25,000.00)

              (b)    Date of Advance: ________________

              3. Representations, Warranties and Certifications. Borrower hereby represents, warrants, and certifies to Lender that, as of the date of the Advance requested herein:

              (a)    There exists no Potential Default or Event of Default.

              (b) Borrower has performed and complied with all agreements and conditions contained in the Agreement that are required to be performed or complied with by Borrower.

              (c) The representations and warranties of a continuing nature contained in the Agreement and each of the other Loan Documents are true and correct in all material respects, with the same force and effect as though made on and as of the date of the Advance.

       4. Execution Authorized. This Notice of Borrowing is executed on ________ 19_, by an authorized officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                            ________________________________________
                            ________________________________________ of
                            MEDICAL ALLIANCE, INC., a Texas corporation

                                   EXHIBIT D
                               CLOSING DOCUMENTS


1.     Loan Agreement.

2.     Revolving Note.

3.     Term Note.*

4.     Term B Note.

5.     Security Agreements executed by Borrower and each Subsidiary.*

6. Confirmations of Security Agreements executed by Borrower and each Subsidiary.

7.     Assignment of Life Insurance Policy.*

8. Financing Statements executed and delivered by Borrower and each Subsidiary, as debtor, in favor of Lender, as secured party, to be filed in the States of Texas*, Alabama*, Arizona*, California*, Colorado, Delaware*, Georgia*, Iowa*, Illinois*, Indiana*, Kansas*, Kentucky*, Louisiana*, Maryland*, Minnesota*, Missouri*, Nebraska*, Nevada*, New Jersey*, New York*, North Carolina*, Ohio*, Oklahoma*, Oregon, Pennsylvania*, South Carolina*, Tennessee*, Utah, Virginia*, Washington, Washington, D.C.*, and Wisconsin*.

9.     Guaranties executed by Guarantors.*

10.    Confirmation of Guaranty executed by Guarantors.

11.    Opinion of Borrower's Counsel.

12. Officers' Certificate certifying (i) the truth and accuracy of that all of the representations and warranties contained in the Loan Documents, and (ii) that no event has occurred and is continuing, or would result from the Advance, which constitutes a Potential Default or an Event of Default.

13. Resolutions of Borrower approving the execution, delivery and performance of the Loan Documents delivered at closing and the transactions contemplated therein, duly adopted by Borrower's Board of Directors and accompanied by a certificate of the Secretary of Borrower stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

14. Resolutions of each Subsidiary approving the execution, delivery and performance of the Loan Documents delivered at closing to be executed by such Person and the transactions contemplated therein, duly adopted by such Subsidiary's Board of Directors and accompanied by a certificate of the Secretary of such Subsidiary stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

15. Incumbency Certificate of Borrower and each Subsidiary certifying the names of the officers of Borrower and each Subsidiary authorized to sign each of the Loan Documents delivered at closing to be executed by such Person.

16. Certificates of incorporation and good standing for Borrower and each Subsidiary issued by the state of incorporation of each such corporation.

17. Certificates of qualification and good standing for Borrower and each Subsidiary issued by each of the states wherein Borrower and each Subsidiary is qualified to do business as a foreign corporation.*

18. A copy of the Articles of Incorporation of Borrower and each Subsidiary, and all amendments thereto, certified by the state of incorporation and a copy of the bylaws of Borrower and each Subsidiary, and all amendments thereto, certified by the Secretary of Borrower or each Subsidiary, as appropriate, as being true, correct and complete as of the date of such certification.

19.    A copy of the licenses listed on Exhibit G attached hereto.

*      Delivered in connection with Original Loan Agreement.

20. Evidence satisfactory to Lender that Borrower and the Subsidiaries have obtained the insurance policies required by the Loan Documents.

21.    UCC-3 Termination Statements.*

22.    Such other information as may be reasonably required by Lender.


*      Delivered in connection with Original Loan Agreement

                                  EXHIBIT E

                  PRINCIPAL OFFICE, CHIEF EXECUTIVE OFFICE,
                   PRINCIPAL PLACE OF BUSINESS AND LOCATION
                              OF MATERIAL ASSETS

Medical Alliance, Inc.:

       Principal Office: 8200 Springwood Drive, Suite 200
                              Irving, Texas 75063

       Chief Executive Office: 8200 Springwood Drive, Suite 200
                                    Irving, Texas 75063

       Principal Place of Business: see attached

       Location of Material Assets: see attached

Physicians Marketing Services, Inc.:

       Principal Office: 8200 Springwood Drive, Suite 200
                              Irving, Texas 75063

       Chief Executive Office: 8200 Springwood Drive, Suite 200
                                    Irving, Texas 75063

       Principal Place of Business: see above

       Location of Material Assets: none

MAI Safety Compliance Services, Inc.:

       Principal Office: 8200 Springwood Drive, Suite 200
                              Irving, Texas 75063

       Chief Executive Office: 8200 Springwood Drive, Suite 200
                                    Irving, Texas 75063

       Principal Place of Business: see above

       Location of Material Assets: none

MEDICAL ALLIANCE
EQUIPMENT LOCATIONS

ATLANTA                            MINNEAPOLIS                          KANSAS CITY                       NEW ORLEANS
Matt Gasque - District Manager     Lance Everson - District Manager     Greg Cromer - District Manager    Mickey Harris
3781 Presidential Parkway          15500 Wayzata Blvd.                  6901 West 63rd                    141 Robert E. Lee Blvd.
Suite 12                           604-105 Twelve Oaks Center           Building #3, Suite 205            Suite 266
Atlanta, GA 30340                  Wayzata, MN 55931                    Overland Park, KS 66202           New Orleans, LA 70124

CHICAGO                            PHILADELPHIA                         FLORIDA                           SOUTH FLORIDA
Pat Sheehy - District Manager      Tom Brady - District Manager         Mark Rubino                       1876 North University
188 Industrial Drive               34 West Avenue                       225 S. Swoope #106                Suite 1D1-A
Suite 31                           Suite 12                             Maitland, FL 32751                Plantation, FL 33322
Elmhurst, IL 60126                 Wayne, PA 19087

DALLAS                             OKLAHOMA                             CALIFORNIA                        UTAH
Andy Schlehr - District Manager    Dave Acosta - District Manager       Brian Lohr - District Manager     188 West River Park
12075 Denton Drive                 9726 East 42nd St. South             25002 Hidden Hills, Apt. P        Drive, Suite 200
Dallas, TX 75234                   Suite 137                            Laguna Niguel, CA 92677           Provo, Utah 84604
                                   Tulsa, OK 74146

HOUSTON                            ST. LOUIS                            TORONTO
Steve Anderson - District Manager  Andy Touchette - District Manager    David McCrory -
4219 Richmond Ave.                 7730 Carondelet Avenue               2 Broadway, Apt 7
Suite 218                          Carondelet West Bldg Suite 107       Toronto, Ontario M4P1T4
Houston, TX 77027                  Clayton, MO 63105

CINCINNATI                         WASHINGTON DC                        NEW YORK
John Twomey - District Manager     Scott Carroll - District Manager     John Haeberlen - District Manager
10921 Reed Hartman Hwy             1880 Howard Ave., 302B               Meadows Office Complex
Suite 1041                         Vienna, VA 22182-2611                201 Route 17, Suite 200
Cincinnati, OH 45242                                                    Rutherford, NJ 07070

                                   EXHIBIT F

                             COMPLIANCE CERTIFICATE

FOR MONTH ENDED ________________ (THE "SUBJECT PERIOD")

LENDER:       NationsBank of Texas, N.A.

BORROWER:     Medical Alliance, Inc.

       This certificate is delivered under the Amended and Restated Revolving Credit and Term Loan Agreement (the "Loan Agreement") dated as of March 20, 1996, between Borrower and Lender. Capitalized terms when used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Loan Agreement. I certify to Lender that, on the date of this certificate,
(a) the Financial Statements of Borrower attached to this certificate were prepared in accordance with GAAP, and present fairly the financial condition and results of operations of Borrower as of the end of and for the Subject Period, (b) no Potential Default or Event of Default currently exists or has occurred which has not been cured or waived by Lender, and (c) the status of compliance by Borrower with certain covenants of the Loan Agreement at the end of the Subject Period is as set forth below:

                                                          In Compliance as of
                                                         End of Subject Period
                                                            (Please Indicate)

1.     Financial Statements and Reports
       (a)   Provide annual audited FYE financial statements
             before May 31 of each year.                        Yes    No

       (b)   Provide monthly financial statements within 30
             days after the last day of each month.             Yes    No

       (c)   Provide a monthly Compliance Certificate, Borrowing
             Base Report, summary accounts receivable aging,
             and equipment summary within 30 days after the
             last day of each month.                            Yes    No

       (d)   Provide a balance sheet, cash flow statement, and
             statement of contingent liabilities for Paul
             Herchman of each calendar year.                    Yes    No

2.     Additional Indebtedness
       None, except Indebtedness permitted by Section 8.01 of
       the Loan Agreement.                                      Yes    No

3.     Liens and Encumbrances: Negative Pledge Agreements
       None at any time, except Permitted Liens.                Yes    No

4.     Dividends.
       None without prior written consent of Bank, except
       for Permitted Dividends.                                 Yes    No

5.     Investments.
       None, except Temporary Cash Investments and
       Investments in Subsidiaries.                             Yes    No

6.     Change in Executive Management
       None at any time without prior written consent
       of Lender.                                               Yes    No

7.     Issuance of Shares
       None, except issuances permitted by Section 8.08 of
       the Loan Agreement.                                      Yes    No

8.     Disposal of Material Assets other than in the Ordinary
       Course of Business
       None at any time without prior written consent
       of Lender.                                               Yes    No

9.     Subsidiaries
       None, except the subsidiaries listed on Exhibit A
       to the Loan Agreement.                                   Yes    No

10.    Limitation of Acquisitions and Mergers
       None at any time without prior written consent of Lender.

11.    Changes in Business of Borrower, Receivables Policy
       None at any time without prior written consent
       of Lender.                                               Yes    No

12.    Guarantors of Third Party Indebtedness
       None at any time without prior written consent
       of Lender.                                               Yes    No

13.    Tangible Net Worth (TNW) Plus Permitted
       Subordination
       Debt Minimum of $2,500,000.00 at
       all times. (TNW is defined as consolidated total
       stockholders' equity less Intangible Assets)
       TNW=________________                                     Yes    No

14.    Leverage Ratio
       Maximum of 2.5 to 1.0 at all times. (Defined as
       total liabilities (other than Permitted
       Subordinated Debt) divided by Tangible
       Net Worth plus Permitted Subordinated Debt)              Yes    No
       ___________________ / ______________ = ________
       Total Liabilities         TNW

15.    Senior Funded Debt to EBITDA
       Maximum 2.0 to 1.0.
       (Defined as Consolidated Funded Debt (other
       than Permitted Subordinated Debt) to EBITDA)
       Calculated on a rolling 12-month basis.                  Yes    No
       ___________________ / ______________ = ________
       Senior Funded Debt       EBITDA

16.    Current Maturity Coverage
       Minimum of 1.3 to 1.0.
       (Defined as net income plus/minus non-cash
       items to current maturities of long term debt)
       Calculated quarterly on a rolling 12-month basis.        Yes    No
       __________________ +- ______________ / ________ = ________
       Net Income            Non-Cash Items   Current
                                              Maturities

17.    Fixed Charge Coverage Ratio (FC)
       Minimum of 1.5 to 1.0. (Defined as pre-tax
       income plus rent and lease expenses plus interest
       expense divided by rent and lease expense plus
       interest expense) Calculated on a rolling
       12-month basis.                                          Yes    No

FC=____________ + __________ + _________ / _________      _______ = _______
  Pre-Tax Income  Rent & Lease  Interest   Rent & Lease   Interest

                                        MEDICAL ALLIANCE, INC.

                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   EXHIBIT G

                                    LICENSES

                                     None.

                                   EXHIBIT H

                             BORROWING BASE REPORT

FOR MONTH ENDED ________________, 199_ (THE "SUBJECT MONTH")

LENDER:       NationsBank of Texas, N.A.

BORROWER:     Medical Alliance, Inc.

       This certificate is delivered under the Amended and Restated Revolving Credit and Term Loan Agreement dated as of March 20, 1996, between Borrower and Lender (the "Loan Agreement"). Capitalized terms used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Loan Agreement. On behalf of Borrower, the undersigned certifies to Lender on the date hereof that (a) no Potential Default or Event of Default has occurred and is continuing, (b) a review of the activities of Borrower during the Subject Month has been made under my supervision with a view to determining the amount of the current Borrowing Base, (c) the accounts receivable of Borrower included in the Borrowing Base below meet all conditions to qualify for inclusion therein as set forth in the Loan Agreement, and all representations and warranties set forth in the Loan Agreement with respect thereto are true and correct, and (d) the information set forth below hereto is true and correct as of the last day of the Subject Month.

                                                                   AT END OF
LINE                                                               SUBJECT MONTH
- ----                                                               -------------
1.     Total Receivables (less discounts)                             $

2.     Ineligible Receivables

       (a)   Receivables with invoices more
             than 90 days from invoice date              $

       (b)   Receivables placed with an attorney for
             collection                                  $

       (c)   Receivables for consignments and
             non-final sales                             $

       (d)   Receivables from suppliers                  $

       (e)   Foreign Receivables (unless secured by a
             Letter of Credit                            $

       (f)   Receivables due from the U.S. Government
             or subdivision thereof                      $

       (g)   Receivables subject to specific
             assignment restrictions                     $

       (h)   Other Ineligible Receivables disallowed
             by Lender in its reasonable discretion      $

3.     Total Ineligible Receivables
       add Lines 2(a) through 2(h)                                $

4.     Total Eligible Receivables
       Line 1 minus Line 3                                        $

5.     Multiplied by: Borrowing Base factor                           75%

6.     Borrowing Base
       Line 4 x Line 5                                            $

7.     Principal Balance of Line of Credit
       (not to exceed $250,000)                                   $

8.     Amount available for advances, if positive, or
       amount to be repaid, if negative
       Line 6 minus Line 7                                        $

                                        MEDICAL ALLIANCE, INC.

                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                   EXHIBIT I

                                 CAPITAL LEASES

Capital Leases of equipment evidenced by the following Financing Statements:

1. National Westminster Bank USA, as Agent (The First National Bank of Chicago, as assignee), Filing No. 3318465, Illinois Secretary of State.

2.     Comerica Bank-Texas, Filing No. 3388334, Illinois Secretary of State.

3. National Westminster Bank USA, as Agent, Filing No. 2482186, Missouri Secretary of State.

4. National Westminster Bank USA, as Agent, Filing No. AL43230, Ohio Secretary of State.

5. Lease America Corporation, Filing No. 90-044641, South Carolina Secretary of State.

6. Northwest Financial Leasings, Filing No. 91-001998, South Carolina Secretary of State.

7.     Continental Bank, Filing No. 91-041492, South Carolina Secretary of
       State.

8.     Summit National Bank, Filing No. 101355A, South Carolina Secretary of
       State.

9. Medical Device Capital Company (The First National Bank of Chicago, as assignee), Filing No. 94-152361, Texas Secretary of State.

10. Medical Device Capital Company (The First National Bank of Chicago, as assignee), Filing No. 94-199863, Texas Secretary of State.

11. Medical Device Capital Company (The First National Bank of Chicago, as assignee), Filing No. 94-199864, Texas Secretary of State.

12. National Westminster Bank USA, as Agent, (The First National Bank of Chicago, as assignee) Filing No. 94-224724, Texas Secretary of State.

13. National Westminster Bank USA, as Agent, (The First National Bank of Chicago, as assignee) Filing No. 94-224725, Texas Secretary of State.

14.    Orix USA, Filing No. 94-232967, Texas Secretary of State.

15.    DVI Financial Services, Inc., Filing No. 95-002103, Texas Secretary of
       State.

16. National Westminster Bank USA, as Agent, Filing No. 95-051312, Texas Secretary of State.

17. National Westminster Bank USA, as Agent, Filing No.122-95-380, Georgia Secretary of State.

18. American Business Credit Corporation, Filing No. 95-147572, Texas Secretary of State.

19. American Business Credit Corporation, Filing No. 95-233011, Texas Secretary of State.

20.    Associates Leasing Inc., Filing No. 95-232262, Texas Secretary of State.

21.    Associates Leasing Inc., Filing No. 95-004589, Texas Secretary of State.

22. Vanguard Financial Service Corp., Filing No. 95-027149, Texas Secretary of State.

23.    Finova Capital Corporation, Filing No. 95-241215, Florida Secretary of
       State.

24. Coherent, Inc. (BA Credit Corporation, as assignee, Filing No. 442657, Utah Secretary of State.*

25.    Zions First National Bank, Filing No. 459583, Utah Secretary of State.*


- ---------------
*   To be released.

                                   EXHIBIT J

                                OPERATING LEASES

                                   EXHIBIT J
                                Operating Leases

MEDICAL ALLIANCE
OFFICE LEASES
AS OF MAY 31, 1995

    Leasing                         Office                 Monthly          Date             Lease
    Source                         Location                Rental          Started           Term
============================================================================================================
   Hinsdale Management         Hinsdale, Illinois         $329.25         03\15\95            25 mos.
  Park Avenue of Wayzata       Wayzata, Minnesota         $210.00         03\01\95            12 mos.
   Centerco Properties          Clayton, Missouri         $240.00         04\01\95            12 mos.
    S&R Multi Services         Wayne, Pennsylvania        $275.00         04\01\95            12 mos.
     Resource Realty            Atlanta, Georgia          $334.08         04\01\95            12 mos.
       Reed Hartman             Cincinnati, Ohio          $185.00         05\01\95         Month-to-Month
Rico Partnership (Del Trust)     Houston, Texas           $378.65         05\01\95            36 mos.
     Jam Enterprises             Vienna, Virginia         $395.00         05\01\95            12 mos.
  Colonial Self Storage           Coppell, Texas          $135.00         05\05\95         Month-to-Month
Integrated Security Systems       Irving, Texas          $2,500.00        11\01\93            50 mos.
      Lester Kalmanson          Maitland, Florida         $466.40         9\01\95             8\31\96
        Koger Equity             Tulsa, Oklahoma          $225.00         12\01\95            12 mos.
     Bear & Bear Assoc.       Overland Park, Kansas       $300.00         01\01\96            12 mos.
         Class                Rutherford, New Jersey      $425.00         02\15\96             6 mos.
 Mercede Exec. Park            Plantation, Florida        $318.00         03\01\96            12 mos.

Medical Alliance
Operating Leases
As of March 8, 1996

Leasing        Equipment      Equipment      Monthly     Date         Lease
 Source          Type          Location       Rental    Started       Term
- -------        ---------      ---------      -------    -------       ------
COHERENT       Ultrapulse     All Markets    Varies      April 1995   Month-to-Month
               Lasers

CABOT          Video          All Markets    Varies      June 1995    Month-to-Month
               Endoscopy

AMERICAN       Copier         Corp Office    $1,500 -    May 1995     Month-to-Month
BUSINESS                                     $2,000
CREDIT

DR. SIEMIAN    Ultrapulse     Orlando        $3,500      Nov 1995     36 Months

DR. SAMUELS    KTP Laser      St. Louis      $3,500      Sept 1995    36 Months

DR. KALLMAN    Ultrapulse     Miami          $3,592      Nov 1995     36 Months

CCJ            Ultrapulse     Orlando        $3,500      Nov 1995     24 Months

Note: Coherent    The lease agreement with Coherent states that Medical
                  Alliance pays Coherent a monthly amount equal to 40% of the Ultrapulse gross revenues for that market up to $15,000 of Ultrapulse revenues. Any revenues in excess of $15,000 will be calculated at a 20% rate. The January 1996 monthly rent was $80,917.

Cabot The lease agreement with Cabot states that Medical Alliance pays Cabot a per procedure rental ranging from $50 to $120 per case.

Palomar The lease agreement with Palomar states that Medical Alliance pay Palomar, or its affiliate, 50% of the revenue generated by the Epilaser product.

[MAI MEDICAL ALLIANCE INC. LOGO]                     [MAI CUSTOMER DRIVEN LOGO]

                               FINANCIAL OUTLOOK

Unit #      District     Description of Vehicle                     In Service Date      Lease Term       Cost       Monthly Pymt.
- ------      --------     ----------------------                     ---------------      ----------       ----       -------------
14461       CHI          93' Ford Aerostar Van                      11-01-92             48 MOS           15,998     393.57
14462       CNC          93' Ford Aerostar Van                      12-01-92             48 MOS           15,056     393.54
14463       NTX          93' Ford Aerostar Van                      01-01-93             48 MOS           16,560     409.96
14464       KC           93' Ford Aerostar Van                      12-01-92             48 MOS           15,508     383,95
14465       ATL          93' Ford Aerostar Van                      11-13-92             48 MOS           15,172     391.90
14466       BTL          93' Ford Aerostar Van                      11-01-92             48 MOS           15,953     392.47
14468       ATL          93' Ford Aerostar Van                      11-01-92             48 MOS           15,838     369.65
14469       PHL          93' Ford Aerostar Van                      12-01-92             48 MOS           15,147     405.18
17711       NTX          93' GMC Safari Van                         05-01-93             48 MOS           19,861     488.08
17979       OKL          93' Ford Aerostar Van                      05-01-93             48 MOS           15,919     391.51
18722       BTX          93' Ford Aerostar Van                      06-11-93             48 MOS           17,317     411.59
18375       DC           94' Chevy Astro Van                        12-15-93             48 MOS           18,444     476.43
18976       CHI          94' Chevy Astro Van                        12-01-93             48 MOS           19,556     483.80
18377       PHL          94' Chevy Astro Van                        12-10-93             48 MOS           19,423     461.68
19100       STX          94' Chevy Astro Van                        12-09-93             48 MOS           18,660     448.55
9639188     STX          94' Ford E-150 Cargo Van w/Bubble Top      02-01-94             48 MOS           22,213     527.98
9638695     CHI          94' Ford Aerostar Van                      01-13-94             48 MOS           17,109     406,67
9844187     STL          94' Ford Aerostar Van                      05-13-94             48 MOS           16,744     417.72
9644204     MPLS         94' Ford Aerostar Van                      05-27-94             48 MOS           16,941     417.72
9644408     MPLS         94' Ford Aerostar Van                      08-08-94             48 MOS           16,753     449.25
9644787     CHI          94' Chevy G-20 Cargo Van                   07-18-94             48 MOS           21,303     536.39
9645089     SFL          94' Ford F-35CC Box Truck                  08-15-94             48 MOS           28,396     716.04
9645340     NTX          94' Chevy G-20 Cargo Van                   07-29-94             48 MOS           22,743     572.67
9645770     PHL          95' Chevy G-20 Cargo Van                   09-25-94             48 MOS           21,950     556.05
9647378     STL          95' Chevy G-20 Cargo Van                   10-03-94             48 MOS           21,637     548.07
9647388     CNC          95' Chevy G-20 Cargo Van                   01-20-94             48 MOS           22,388     599.73
9647562     ATL          95' Chevy G-20 Cargo Van                   09-21-94             48 MOS           22,337     582.11
9663260     STL          95' Chevy G-20 Cargo Van                   10-30-84             48 MOS           22,960     635.84
9652283     MPLS         95' Chevy G-20 Cargo Van                   01-20-95             48 MOS           22,483     617.34
9653060     STX          95' Chevy G-20 Cargo Van                   03-10-95             48 MOS           23,855     620.83
9653061     NTX          95' Chevy G-20 Cargo Van                   03-10-95             48 MOS           23,856     620.33
9653062     ATL          95' Chevy G-20 Cargo Van                   03-23-95             48 MOS           22,524     615.01
9653082     DNC          95' Chevy G-20 Cargo Van                   03-22-95             48 MOS           23,711     650.51
9653083     STL          95' Chevy G-20 Cargo Van                   03-22-95             48 MOS           22,807     631.83
9653086     CHI          95' Chevy G-20 Cargo Van                   03-22-95             48 MOS           24,368     634.20
9653087     PHL          95' Chevy G-20 Cargo Van                   03-20-95             48 MOS           24,595     639.51
9653177     CHI          95' Chevy G-20 Cargo Van                   03-30-95             48 MOS           25,245     656.49
9653298     DC           95' Chevy G-20 Cargo Van                   04-12-95             48 MOS           23,313     606.24

               8200 Springwood Dr. - Suite 200 - Irving, TX 75063
              (214) 432-8171 - (800) 255-3355 - Fax (214) 432-8559

[MEDICAL ALLIANCE, INC. LOGO]      FINANCIAL OUTLOOK      [CUSTOMER DRIVEN LOGO]

  UNIT #      DISTRICT         DESCRIPTION OF VEHICLE             IN SERVICE DATE    LEASE TERM    COST    MONTHLY PYMT.
  ------      --------         ----------------------             ---------------    ----------    ----    -------------
9653297         CHI      95' Chevy G-20 Cargo Van                    04-15-96          48 MOS      24,280      831.38
9659095         CNC      95' Chevy G-20 Cargo Van                    05-24-96          36 MOS      22,489      740.28
9659150         NCAL     95' Chevy G-20 Cargo Van w/ Bubble Top      05-15-95          36 MOS      30,301      997.40
9659170         SCAL     95' Chevy G-20 Cargo Van w/ Bubble Top      05-16-95          36 MOS      30,301      997.40
9659287         OKL      95' Chevy Astro Van                         05-25-95          36 MOS      17,383      572.50
9659268         STX      95' Chevy G-20 Cargo Van                    05-25-95          36 MOS      23,825      784.34
9659288         MPLS     95' Chevy G-20 Cargo Van                    05-25-96          36 MOS      24,418      803.78
9659685         SCAL     96' Ford Astrostar XLT Van                  05-25-95          36 MOS      16,981      441.57
9650096         CNC      95' Ford Astrostar XLT Van                  05-28-95          36 MOS      18,217      597.50
9860097         ATL      95' Ford Astrostar XLT Van                  05-26-95          36 MOS      18,098      583.50
9650424         NTX      95' Chevy G-20 Cargo Van w/ Bubble Top      11-01-95          36 MOS      30,805     1010.38
9680425         KC       95' Chevy G-20 Cargo Van                    05-10-95          36 MOS      26,483      867.88
9660426         OKL      95' Chevy G-20 Cargo Van                    05-25-95          36 MOS      25,988      852.75
9680592         SFL      95' Chevy G-20 Cargo Van                    11-04-95          36 MOS      25,741      844.31
9680583         DC       95' Chevy G-20 Cargo Van                    11-01-95          36 MOS      28,757      877.52
9683190         NCL      95' Chevy G-20 Cargo Van w/ Bubble Top      12-15-95          36 MOS      29,354      959.39
9664049         OKL      95' Chevy G-20 Cargo Van w/ Bubble Top      12-29-95          36 MOS      30,879     1008.24
9684065         MPLS     95' Chevy G-20 Cargo Van                    12-28-95          36 MOS      27,743      906.74
9684124         PHL      95' Chevy Astro Van (Deluxe)                12-07-96          36 MOS
9684158         TOR, CN  95' Chevy G-20 Cargo Van w/ Bubble Top      12-19-95          36 MOS      27,854      910.35
9654157         NY       95' Chevy G-20 Cargo Van w/ Bubble Top      12-19-95          36 MOS      27,619      902.70
9684158         CHI      95' Chevy Astro Van (Deluxe)                01-17-96          36 MOS      19,832      551.47
9684207         NFL      95' Chevy G-20 Cargo Van w/ Bubble Top      01-02-95          36 MOS      27,569      901.05
9664208         DC       95' Chevy G-20 Cargo Van                    01-24-96          36 MOS      26,894      879.00
9664213         NY       95' Chevy G-20 Cargo Van                    01-24-96          36 MOS      27,148      586.66
9664225         NTX      95' Chevy Astro Van (Deluxe)                01-04-96          36 MOS      18,772      818.53
9664227         ATL      95' Chevy G-20 Cargo Van                    01-04-96          36 MOS      25,519      834.06
Leased          NFL      95' Ford Contour Sedan                      06-03-95          24 MOS       6,604      275.76
N/A             NOL      95' Chevy G-20 Cargo Van                    03-05-96          36 MOS
Owned           NFL      95' Nissan UD-1300 Cargo Box Truck          10-01-96          Owned
Turned In                94' Ford F-250 Cargo Van                    01-05-95          Expired





               8200 Springwood Dr. o Suite 200 o Irving, TX 75083
              (214) 432-8171 o (800) 268-3288 o Fax (214) 432-8959